UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 18, 2022

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to NEO Compensation Arrangements

On May 18, 2022, the board of directors of Intevac, Inc. (“Intevac” or the “Company”) granted to the Company’s named executive officers set forth below awards of performance-based restricted stock units (the “PRSU Awards”) covering the following shares of the Company’s common stock:

Name	Position	PRSU Awards (at target performance)	PRSU Awards (at maximum performance)
Nigel D. Hunton	President and Chief Executive Officer	333,500	667,000
James Moniz	Executive Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer	93,000	186,000

Mr. Hunton’s PRSU Award had been negotiated and agreed to in connection with his employment agreement, and was subsequently granted, as a material inducement to him accepting employment with the Company. His PRSU Award is subject to the terms and conditions of the Company’s 2022 Inducement Equity Incentive Plan (“Inducement Plan”) and form of PRSU Award agreement thereunder. Mr. Moniz’s PRSU Award is subject to the terms and conditions of the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) and form of PRSU Award agreement thereunder.

The PRSU Awards are eligible to be earned based on achievement of certain stock prices based on the average closing price of the Company’s stock over a 30-day period (the “Company Stock Price Hurdle”) during a three-year performance period commencing on May 18, 2022 and ending on May 31, 2025 (or earlier, upon a Change in Control as defined below) (the “Performance Period”). The PRSU Awards will vest, if at all, in five possible tranches as indicated in the table below. Each of the five tranches will vest only if the applicable Company Stock Price Hurdle is achieved within the Performance Period, and each tranche may only be achieved once during the Performance Period. If a Company Stock Price Hurdle is not achieved within the Performance Period, the corresponding PRSUs will not vest, and all unvested PRSUs at the end of the Performance Period will immediately be forfeited.

Tranche	Company Stock Price Hurdle	Number of PRSU Awards Eligible to Vest – N. Hunton	Number of PRSU Awards Eligible to Vest – J. Moniz	Percentage of Target PRSU Awards Eligible to Vest
0	Below $6.00	0	0	0%
1	$6.00	66,700	18,600	20%
2	$7.00	100,050	27,900	30%
3	$8.00	166,750	46,500	50%
4	$9.00	166,750	46,500	50%
5	$10.00 or greater	166,750	46,500	50%

The amount of PRSUs eligible to vest will not be determined through linear interpolation between tranches, except in connection with a Change in Control (as defined in the Inducement Plan or 2020 Plan, as applicable) where the consideration received for a share by the Company’s stockholders is greater than $8.00 but below $10.00. In the event of a Change in Control, the achievement of the Company Stock Price Hurdle will no longer be measured against the 30-day average described above and instead will be based on the consideration received for a share by the Company’s stockholders in connection with the Change in Control, and the number of PRSUs that will be eligible to vest will be based on such achievement, using linear interpolation between levels or, if greater, 50% of the PRSU Awards (at maximum performance). All vested PRSU Awards will be issued as soon as reasonably practicable following vesting.

The foregoing summary is qualified in its entirety by reference to the full text of the form of PRSU Award agreement under the Inducement Plan and form of PRSU Award agreement under the 2020 Plan, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated by reference herein.

In addition, on May 18, 2022, the Company’s board of directors granted to Mr. Moniz an award of restricted stock units (the “RSU Award”) covering 43,800 shares of the Company’s common stock. The RSU Award is scheduled to vest in equal annual installments over three years from the grant date, subject to the Mr. Moniz’s continued service through the applicable vesting date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2022, Intevac held its 2022 annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Directors

Intevac’s stockholders elected the nominees listed below to serve on Intevac’s board of directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David S. Dury	17,502,331	512,280	3,745	4,194,257
Nigel D. Hunton	17,711,645	302,899	3,812	4,194,257
Kevin D. Barber	17,699,264	315,347	3,745	4,194,257
Dorothy D. Hayes	17,614,690	400,541	3,125	4,194,257
Michele F. Klein	17,544,484	470,227	3,645	4,194,257
Mark P. Popovich	17,582,785	430,826	4,745	4,194,257

Proposal 2: Ratification of Appointment of Independent Auditors

Intevac’s stockholders ratified the appointment of BPM LLP as Intevac’s independent public accountants for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,143,198	66,286	3,129	—

Proposal 3: Advisory Approval of Named Executive Officer Compensation

Intevac’s stockholders approved, on a non-binding, advisory basis, the compensation of Intevac’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,271,253	2,631,683	115,420	4,194,257

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of PRSU Award Agreement (Company Stock Price Hurdle) under the 2022 Inducement Equity Incentive Plan

10.2	Form of PRSU Award Agreement (Company Stock Price Hurdle) under the 2020 Equity Incentive Plan

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 19, 2022	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration,
Chief Financial Officer, Secretary and Treasurer